                                     SCHEDULE 14C
                                    (Rule 14c-101)
                Information Statement Pursuant to Section 14(c) of the
                           Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminarily Information Statement     [ ]  Confidential, for Use of the
[ ] Definitive Information Statement             Commission Only (as permitted
                                                 by Rule 14c-5(d) (2))

                             NOUVEAU INTERNATIONAL, INC.
                   -----------------------------------------------
                     (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] $125 PER EXCHANGE ACT RULES 0-11(c)(1)(ii) OR 14C-5(g).

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14C-5(g) AND 0-11.

(1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

(2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

(4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

(5) TOTAL FEE PAID:

[ ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE
    0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1) AMOUNT PREVIOUSLY PAID:

(2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

(3) FILING PARTY:

(4) DATE FILED:

                             NOUVEAU INTERNATIONAL, INC.
                                  221 Phillips Road
                              Exton, Pennsylvania 19341
                   ------------------------------------------------

TO THE STOCKHOLDERS OF NOUVEAU INTERNATIONAL, INC.

    NOUVEAU INTERNATIONAL, INC. (THE "COMPANY") HAS OBTAINED THE WRITTEN
CONSENT OF CERTAIN OF ITS STOCKHOLDERS OF RECORD AS OF SEPTEMBER 6, 1996 TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY'S PREFERRED STOCK, PAR VALUE $0.001 PER SHARE (THE "PREFERRED STOCK"), FROM 1,000,000 SHARES TO 3,000,000 SHARES. THIS AMENDMENT HAS BEEN APPROVED BY THE COMPANY'S BOARD OF DIRECTORS, THE HOLDERS OF MORE THAN A MAJORITY OF SHARES OF COMMON STOCK OUTSTANDING, AND THE HOLDERS OF MORE THAN A MAJORITY OF THE SHARES OF SERIES A 4% CUMULATIVE CONVERTIBLE REDEEMABLE PREFERRED STOCK OUTSTANDING. YOUR CONSENT IS NOT REQUIRED AND IS NOT BEING SOLICITED IN CONNECTION WITH THIS ACTION. PURSUANT TO
SECTION 228 OF THE DELAWARE GENERAL CORPORATION LAW, YOU ARE HEREBY BEING PROVIDED WITH NOTICE OF THE APPROVAL BY LESS THAN UNANIMOUS WRITTEN CONSENT OF THE COMPANY'S STOCKHOLDERS OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION. PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, YOU ARE BEING FURNISHED AN INFORMATION STATEMENT RELATING TO THIS ACTION WITH THIS LETTER.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ FREDERICK W. JOHNSON
                                  -----------------------------------------
                                  FREDERICK W. JOHNSON
                                  CORPORATE SECRETARY

OCTOBER 23, 1996

                             Nouveau International, Inc.

                          ----------------------------------
                                   PRELIMINARY COPY
                                INFORMATION STATEMENT
                          ----------------------------------

    This Information Statement is furnished to the stockholders of Nouveau International, Inc. (the "Company") in connection with the taking of action by written consent of the holders of a majority of the outstanding shares of Common Stock, par value $0.001 per share (the "Common Stock"), and the holders of a majority of the outstanding shares of Series A 4% Cumulative Convertible Redeemable Preferred Stock, par value $0.001 per share, (the "Series A Preferred Stock"), of the Company approving an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Preferred Stock from 1,000,000 shares to 3,000,000 shares (the "Amendment").

    THE APPROXIMATE DATE ON WHICH THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN TO STOCKHOLDERS IS NOVEMBER 1, 1996.

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                         DOCUMENTS INCORPORATED BY REFERENCE

The following documents filed by the corporation with the Securities and Exchange Commission pursuant to the Exchange Act are incorporated by reference herein:

    1.  Annual Report on Form 10-KSB/A-2, filed July 26, 1996
    2.  Quarterly Report on Form 10-QSB/A, filed July 26, 1996

THIS INFORMATION STATEMENT INCORPORATES BY REFERENCE DOCUMENTS RELATING TO THE COMPANY WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. DOCUMENTS RELATING TO THE CORPORATION (OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS INFORMATION STATEMENT IS DELIVERED, ON WRITTEN OR ORAL REQUEST, WITHOUT CHARGE, BY WRITING TO THE COMPANY AT NOUVEAU INTERNATIONAL, INC., 212 PHILIPS ROAD, EXTON, PENNSYLVANIA 19341,
ATTENTION: GARY BLACK, SR., OR BY CALLING THE COMPANY AT (610) 524-8393. COPIES OF DOCUMENTS SO REQUESTED WILL BE SENT BY FIRST CLASS MAIL, POSTAGE PAID, WITHIN ONE BUSINESS DAY OF THE RECEIPT OF SUCH REQUEST.

                                        VOTING

    As of September 6, 1996, 11,249,988 shares of the Company's Common Stock, and 70 shares of the Series A Preferred Stock were issued and outstanding. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. Shares of Series A Preferred Stock are not entitled to voting rights, except where authorized by Delaware law. The record date for purposes of the written consent to the Amendment was September 6, 1996.
However, because the Company's directors and officers and certain stockholders hold at least a majority of the issued and outstanding shares of Common Stock and Series A Preferred Stock and, therefore, had sufficient voting power to approve the Amendment through their ownership of the Company's Common Stock and Series A Preferred Stock, no other stockholder consents are being solicited and no stockholders' meeting is being held in connection with the Amendment. See "Amendment to Certificate of Incorporation" herein.

                       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                                OWNERS AND MANAGEMENT

                                PRINCIPAL STOCKHOLDERS

    The following table sets forth, as of the date of this Information Statement, the ownership of the Common Stock by (i) each person who is known by the Company to own of record or beneficially more than 5% of the outstanding Common Stock, (ii) each of the Company's directors and executive officers, and
(iii) all directors and executive officers of the Company as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.


Name and Address                                Number of Shares
of Beneficial Owner                            Beneficially Owned (1)      Percentage of Class
-------------------                            ----------------------      -------------------
Gary W. Black, Sr. (2)(3). . . . . . .             2,535,625 (4)                  27.4%
Glengarry Family Investments, L.P. . .               300,000                       3.2
   1220 Pine Street
   Norristown, Pennsylvania 19401(3)
Robert J. Brock, Sr. (2) . . . . . . .               100,000                       1.1
Frederick W. Johnson (2) . . . . . . .                25,000                       *
Gary W. Black, Jr. . . . . . . . . . .               450,000 (5)                   4.9
Brett A. Black . . . . . . . . . . . .               100,000                       1.1
David J. Roth. . . . . . . . . . . . .                    ,0                       *



-----------------------
*   Less than 1%.

(1) Except as otherwise indicated, all of the referenced shares of Common Stock are owned beneficially and of record. Beneficial ownership has been determined in accordance with Rule 13d-3 promulgated under the Exchange Act.
(2) The address of the referenced stockholder is Nouveau International, Inc., 212 Phillips Road, Exton, Pennsylvania 19341.
(3) On September 30, 1996, Gary W. Black, Sr., Glengarry, and other stockholders of the Company contributed 764,375, 750,000, and 485,625 shares of Common Stock, respectively, a total of 2,000,000 shares, to the capital of the Company. The table gives effect to such contributions.
(4) Includes 300,000 shares of Common Stock owned of record by Glengarry Family Investments, L.P., a Delaware limited partnership the sole limited partner of which is a corporation owned by the spouse of Gary W. Black, Sr. ("Glengarry"). Gary W. Black, Jr., the son of Mr. Black, is the sole general partner of such partnership.
(5) Includes 300,000 shares of Common Stock owned of record by Glengary, of which Gary W. Black, Jr. is the sole general partner.

CSB Financial, LLC (6)(7)
     c/o Stuart B. Ratner, P.C.
     111 Prospect Street
     Stamford, Connecticut 06901 . . .                   950,000                  10.3
All directors and executive officers of the
Company as a group (two persons) . . .                 2,660,625 (3)(4)           28.8%


--------------

(6) Kalman Carmel, a key consultant of the Company, is a member and affiliate of the referenced entity.

(7) David J. Roth, a Director of the Company, is a member of the referenced entity, but disclaims any beneficial ownership of the Shares.

                               SERIES A PREFERRED STOCK



    The following table sets forth, as of the date of this Information Statement, the ownership of the Series A Preferred Stock by (i) each person who is known by the Company to own of record or beneficially more than 5% of the outstanding Series A Preferred Stock, (ii) each of the Company's directors and executive officers, and (iii) all directors and executive officers of the Company as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.


Name and Address                                Number of Shares
of Beneficial Owner                            Beneficially Owned (1)      Percentage of Class
-------------------                            ----------------------      -------------------

Road & Show Cellular (East), Inc.. . .                    4                        5.7%
CNCA VCT Brunoy/Account BFP Paris. . .                    5                        7.1
ERBA Co., Inc. . . . . . . . . . . . .                    4                        5.7
Kimberly Braswell. . . . . . . . . . .                   10                       14.3
Stuart Gruber. . . . . . . . . . . . .                    4                        5.7
Alletta Orlando. . . . . . . . . . . .                   16                       22.9
Herman Jeffer  . . . . . . . . . . . .                   10                       14.3
Anthony Lotito and Joy Lotito                             4                        5.7

All directors and executive officers of
the Company as a group                                    0                         0%


                      AMENDMENT TO CERTIFICATE OF INCORPORATION

    The Company has filed a Registration Statement on Form SB-2 with the Securities and Exchange Commission covering the issurance and sale of Series B 8% Cumulative Convertible Redeemable Preferred Stock which are to be issued. The Company intends to use a portion of the Proceeds of that issuance of Series B Preferred Stock to redeem the 70 outstanding shares of Series A Preferred Stock. Accordingly, on September 4, 1996 the Company's Board of Directors adopted resolutions proposing, and as of September 6, 1996, the holders of record on September 6, 1996 of more than a majority of the outstanding shares of Common Stock approved, and, as of October ___, 1996, the holders of record on September 6, 1996 of more than a majority of the Series A Preferred Stock approved, the Amendment increasing the number of authorized shares of Preferred Stock from 1,000,000 shares to 3,000,000 shares. The Amendment will result in an increase in the Company's Delaware Franchise Tax and will become effective when the Certificate of Amendment of Certificate of Incorporation, a copy of which is attached hereto as Exhibit A, is filed with the Secretary of State of the State of Delaware, which is expected to be on or about November ___, 1996. Holders of the Company's Common Stock and the Company's Series A Preferred Stock do not and will not have preemptive rights pursuant to the Company's Certificate of Incorporation.

                                  By order of the Board of Directors



                                  ------------------------------------
                                  Frederick W. Johnson
                                  Corporate Secretary

Exton, Pennsylvania
October 23, 1996

                                                                       EXHIBIT A

                               CERTIFICATE OF AMENDMENT
                                        OF THE
                             CERTIFICATE OF INCORPORATION
                                          OF
                             NOUVEAU INTERNATIONAL, INC.

               Adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware

    It is hereby certified that:

    1. The name of the corporation (hereinafter called the "Corporation") is Nouveau International, Inc.

    2.  The Corporation was incorporated on January 10, 1996.

    3. The Certificate of Incorporation is hereby amended by deleting Article FOURTH thereof and by substituting in lieu of said Article FOURTH the following:

    "FOURTH:  CAPITALIZATION.

              The total number of shares of stock which the Corporation shall have authority to issue is twenty-eight million (28,000,000) shares of which twenty-five million (25,000,000) shares shall be designated "COMMON STOCK" and three million (3,000,000) shares shall be designated "PREFERRED STOCK". Shares of Common Stock and Preferred Stock shall have a par value of $.001 per share.

              COMMON STOCK

              Subject to the prior or equal rights, if any, of any Preferred Stock which hereafter may be authorized of any and all series stated and expressed by the Board of Directors in the resolution or resolutions providing for the issuance of such Preferred Stock, the holders of Common Stock shall be entitled to (i) to receive dividends when and as declared by the Board of Directors out of any funds legally available therefor and (ii) in the event of any dissolution, liquidation or winding up of the Corporation, to receive the remaining assets of the Corporation, ratably according to the number of shares of Common Stock held. The holders of Common Stock shall be entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders of the Corporation. No holder of Common Stock shall have any preemptive right to purchase or subscribe for any part of any issue or stock of any class whatsoever, whether now or hereafter authorized.

              PREFERRED STOCK

              Authority is hereby expressly granted to the Board of Directors from time to time to issue series of Preferred Stock and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issue of shares thereof, the number of shares of such series, and the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware."







    IN WITNESS WHEREOF, I have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined and are true and correct.


DATED AS OF NOVEMBER _______, 1996.



                                  ____________________________________________
                                  GARY W. BLACK, SR.
                                  CHIEF EXECUTIVE OFFICER